UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2022
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
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(Registrant's Telephone Number, Including Area Code): (212) 896-1254
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
On July 28, 2022, Better Choice Company Inc. (the “Company”) filed a Certificate of Cancellation (the “Certificate of Cancellation”) with the Delaware Secretary of State with respect to 30,000 authorized shares preferred stock designated as Series F Convertible Preferred Stock, par vale $0.001 per share (the “Series F Preferred Stock”). The Series F Preferred Stock had been designated pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock filed with the Delaware Secretary of State on September 30, 2020. As of the date of the filing of the Certificate of Cancellation, no shares of Series F Preferred Stock were outstanding. Upon filing the Certificate of Cancellation, the 30,000 shares of Series F Preferred Stock were cancelled and all references to Series F Preferred Stock shall be removed from the books and records of the corporation.
The foregoing summary of the Certificate of Cancellation is qualified in its entirety by reference to the full text of the Certificate of Cancellation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibits	Description
3.1	Certificate of Cancellation of Series F Preferred Stock of Better Choice Company Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Sharla A. Cook
	Name:	Sharla A. Cook
	Title:	Chief Financial Officer

July 29, 2022
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